UNITED STATES

 SECURITIES AND EXCHANGE COMMISSION

 WASHINGTON, D.C. 20549

FORM 8-K

 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):            March 18, 2024

Stride, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33883	95-4774688
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11720 Plaza America Drive, 9th Floor, Reston, Virginia	20190
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(703) 483-7000

Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	LRN	New York Stock Exchange (NYSE)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.             Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed by Stride, Inc. (the “Company”), the Company terminated the employment of Les Ottolenghi, its Chief Information and Technology Officer, effective March 8, 2024.

On March 18, 2024, the Company and Mr. Ottolenghi entered into a separation agreement and release of claims (the “Ottolenghi Separation Agreement”) regarding the termination of his employment. Pursuant to the Ottolenghi Separation Agreement, upon the expiration of the revocation period thereunder, Mr. Ottolenghi will receive one lump sum payment equal to $525,000, less standard payroll deductions and withholdings, and reimbursement of COBRA premiums for medical, dental and vision benefits at the applicable employee rates through April 1, 2025, to the extent Mr. Ottolenghi is eligible for and timely elects COBRA coverage. Mr. Ottolenghi will also be eligible for six months of Company-paid outplacement benefits. The Ottolenghi Separation Agreement also contains a general release of claims by Mr. Ottolenghi, as well as customary confidentiality, non-disparagement, and cooperation provisions.

The foregoing description of the Ottolenghi Separation Agreement is qualified in its entirety by the full text of the Ottolenghi Separation Agreement, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

10.1	Separation Agreement and Release of Claims with Les Ottolenghi, dated March 18, 2024.

104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Stride, Inc.

Date: March 18, 2024	By:	/s/ Vincent W. Mathis

Name:	Vincent W. Mathis
Title:	Executive Vice President, General Counsel and Secretary